EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Generations Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, who are the Chief Executive Officer and Chief Financial
Officer,  respectively,  of  the  Company,  hereby  each  certify  as  follows:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/  David  K.  George
-----------------------------------------------
David  K.  George,  President
(Principal  Executive  Officer)


/s/ Nita Elliot
-----------------------------------------------
Nita Elliot
Chief Financial Officer
(Principal Financial and Accounting Officer)

May 13, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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